Exhibit 99.2

Unaudited Pro Forma Financial Statements of Armstrong World Industries, Inc.

The unaudited pro forma consolidated financial statements of Armstrong World Industries, Inc. and subsidiaries (“AWI”, the “Company,” “we,” “our,” or “us”) presented herein reflect the pending sale of AWI’s Europe, Middle East and Africa (including Russia) (“EMEA”) and Pacific Rim businesses, referred to as our “EMEA and Pacific Rim Segments,” to Knauf International GmbH.  These unaudited pro forma financial statements were derived from the historical consolidated financial statements of AWI, which were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

The unaudited pro forma consolidated statements of earnings for the nine months ended September 30, 2017 and each of the years ended December 31, 2016, 2015 and 2014 are presented as if the sale of AWI’s EMEA and Pacific Rim Segments had occurred on January 1, 2014.  The unaudited pro forma consolidated balance sheet as of September 30, 2017 is presented as if the sale had occurred on that date.  The unaudited pro forma consolidated financial statements have been presented for illustrative and informational purposes only and are not intended to reflect or be indicative of AWI’s consolidated results of operations or financial position had the sale occurred as of the dates presented, and should not be taken as representation of AWI’s future consolidated results of operations or financial condition.  AWI believes that the adjustments included within the Discontinued Operation – EMEA and Pacific Rim Segments column of the unaudited pro forma consolidated financial statements are consistent with the guidance for discontinued operations under GAAP.  AWI's current estimates on a discontinued operations basis are preliminary and could change as the company finalizes discontinued operations accounting to be reported in the Annual Report on Form 10-K for the year ending December 31, 2017.

The following unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements of AWI, the accompanying notes to those financial statements and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in AWI’s Annual Report on Form 10-K for the year ended December 31, 2016.

The unaudited pro forma consolidated statements of earnings exclude amounts that are non-recurring in nature or not material, including amounts arising in connection with the pending transition service arrangements between AWI and Knauf International GmbH.

Armstrong World Industries, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Earnings

(amounts in millions, except for per-share amounts)

	Nine Months Ended September 30, 2017
	Historical AWI (as reported)	Discontinued Operation - EMEA and Pacific Rim Segments (a)	Pro Forma AWI Continuing Operations
Net sales	$998.1	$318.9	$679.2
Cost of goods sold	676.8	254.9	421.9
Gross profit	321.3	64.0	257.3
Selling, general and administrative expenses	162.8	57.0	105.8
Equity earnings of joint venture	(51.9)	-	(51.9)
Operating income	210.4	7.0	203.4
Interest expense	27.5	0.9	26.6
Other non-operating (income), net	(3.8)	(1.9)	(1.9)
Earnings from continuing operations before income taxes	186.7	8.0	178.7
Income tax expense	70.9	8.7	62.2
Earnings (loss) from continuing operations	$115.8	$(0.7)	$116.5
Earnings per share of common stock, continuing operations:
Basic	$2.16		$2.17
Diluted	$2.14		$2.15
Average number of common shares outstanding:
Basic	53.5		53.5
Diluted	53.9		53.9

See accompanying notes to unaudited pro forma consolidated financial statements on page 7.

Armstrong World Industries, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Earnings

(amounts in millions, except for per-share amounts)

	Year Ended December 31, 2016
	Historical AWI (as reported)	Discontinued Operation - EMEA and Pacific Rim Segments (a)	Pro Forma AWI Continuing Operations
Net sales	$1,234.5	$397.2	$837.3
Cost of goods sold	863.3	331.8	531.5
Gross profit	371.2	65.4	305.8
Selling, general and administrative expenses	225.2	69.7	155.5
Separation costs	34.5	-	34.5
Equity earnings of joint venture	(73.1)	-	(73.1)
Operating income (loss)	184.6	(4.3)	188.9
Interest expense	49.8	0.3	49.5
Other non-operating (income)/expense, net	(9.5)	1.7	(11.2)
Earnings (loss) from continuing operations before income taxes	144.3	(6.3)	150.6
Income tax expense (benefit)	50.4	(0.9)	51.3
Earnings (loss) from continuing operations	$93.9	$(5.4)	$99.3
Earnings per share of common stock, continuing operations:
Basic	$1.69		$1.79
Diluted	$1.68		$1.78
Average number of common shares outstanding:
Basic	55.4		55.4
Diluted	55.7		55.7

See accompanying notes to unaudited pro forma consolidated financial statements on page 7.

Armstrong World Industries, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Earnings

(amounts in millions, except for per-share amounts)

	Year Ended December 31, 2015
	Historical AWI (as reported)	Discontinued Operation - EMEA and Pacific Rim Segments (a)	Pro Forma AWI Continuing Operations
Net sales	$1,231.3	$426.2	$805.1
Cost of goods sold	854.9	355.8	499.1
Gross profit	376.4	70.4	306.0
Selling, general and administrative expenses	267.7	86.9	180.8
Separation costs	34.3	-	34.3
Equity earnings of joint venture	(66.1)	-	(66.1)
Operating income (loss)	140.5	(16.5)	157.0
Interest expense	45.3	0.7	44.6
Other non-operating (income)/expense, net	15.1	(2.7)	17.8
Earnings (loss) from continuing operations before income taxes	80.1	(14.5)	94.6
Income tax expense	53.5	16.8	36.7
Earnings (loss) from continuing operations before income taxes	$26.6	$(31.3)	$57.9
Earnings per share of common stock, continuing operations:
Basic	$0.48		$1.04
Diluted	$0.47		$1.03
Average number of common shares outstanding:
Basic	55.5		55.5
Diluted	55.9		55.9

See accompanying notes to unaudited pro forma consolidated financial statements on page 7.

Armstrong World Industries, Inc. and Subsidiaries

Unaudited Pro Forma Statement of Earnings

(amounts in millions, except for per-share amounts)

	Year Ended December 31, 2014
	Historical AWI (as reported)	Discontinued Operation - EMEA and Pacific Rim Segments (a)	Pro Forma AWI Continuing Operations
Net sales	$1,294.3	$496.0	$798.3
Cost of goods sold	911.2	408.1	503.1
Gross profit	383.1	87.9	295.2
Selling, general and administrative expenses	250.1	92.9	157.2
Equity earnings of joint venture	(65.1)	-	(65.1)
Operating income (loss)	198.1	(5.0)	203.1
Interest expense	46.0	(0.6)	46.6
Other non-operating expense, net	3.7	1.7	2.0
Earnings (loss) from continuing operations before income taxes	148.4	(6.1)	154.5
Income tax expense	69.3	19.4	49.9
Earnings (loss) from continuing operations before income taxes	$79.1	$(25.5)	$104.6
Earnings per share of common stock, continuing operations:
Basic	$1.43		$1.90
Diluted	$1.42		$1.88
Average number of common shares outstanding:
Basic	55.0		55.0
Diluted	55.4		55.4

See accompanying notes to unaudited pro forma consolidated financial statements on page 7.

Armstrong World Industries, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

(amounts in millions, except for share and per-share data)

	September 30, 2017
	Historical AWI (as reported)	Discontinued Operation - EMEA and Pacific Rim Segments (a)		Pro Forma AWI Continuing Operations
Assets
Current assets:
Cash and cash equivalents	$116.5	$(13.1)	(b)	$129.6
Accounts and notes receivable, net	142.5	64.7		77.8
Inventories, net	117.8	64.1		53.7
Income tax receivable	7.4	4.5		2.9
Other current assets	23.6	14.7		8.9
Total current assets	407.8	134.9		272.9
Property, plant, and equipment, less accumulated depreciation and amortization	699.0	207.5		491.5
Prepaid pension costs	91.2	10.0		81.2
Investment in joint venture	105.4	-		105.4
Goodwill and intangible assets, net	450.3	7.3		443.0
Deferred income taxes	11.6	0.8		10.8
Other non-current assets	64.4	0.7		63.7
Total assets	$1,829.7	$361.2		$1,468.5
Liabilities and Shareholders' Equity
Current liabilities:
Current installments of long-term debt	$32.5	$-		$32.5
Accounts payable and accrued expenses	169.8	82.5		87.3
Income tax payable	3.6	1.2		2.4
Total current liabilities	205.9	83.7		122.2
Long-term debt, less current installments	825.3	-		825.3
Postretirement benefit liabilities	80.2	-		80.2
Pension benefit liabilities	90.4	34.5		55.9
Other long-term liabilities	27.6	1.7		25.9
Income taxes payable	31.8	-		31.8
Deferred income taxes	202.3	0.9		201.4
Total non-current liabilities	1,257.6	37.1		1,220.5
Shareholders' equity:
Common stock, $0.01 par value per share, 200 million shares authorized, 60,719,298 shares issued outstanding and 52,792,644 shares as of September 30, 2017	0.6	-		0.6
Additional paid-in capital	512.6	-		512.6
Retained earnings	599.7	240.4	(b)	359.3
Treasury stock, at cost, 7,926,654 shares as of September 30, 2017	(380.6)	-		(380.6)
Accumulated other comprehensive (loss)	(366.1)	-		(366.1)
Total shareholders' equity	366.2	240.4		125.8
Total liabilities and shareholders' equity	$1,829.7	$361.2		$1,468.5

See accompanying notes to unaudited pro forma consolidated financial statements on page 7.

Armstrong World Industries, Inc. and Subsidiaries

Unaudited Notes to Pro Forma Consolidated Financial Statements

(a)

Reflects the operations, assets, liabilities and equity of our EMEA and Pacific Rim Segments.  Cost of goods sold, selling, general and administrative expenses for our EMEA and Pacific Rim Segments include certain historical costs that were previously categorized as a part of AWI’s continuing operations.

Expense categories, certain assets and liabilities exclude certain general corporate overhead allocations that were allocated to our EMEA and Pacific Rim Segments in our historical financial statements that do not meet the requirements to be presented in discontinued operations and thus will be presented as part of AWI’s continuing operations.

(b)

As of September 30, 2017, the EMEA and Pacific Rim Segments had $76.1 million of cash in local banks. In addition, the EMEA and Pacific Rim Segments had net outstanding balances of $89.2 million due to AWI under our international cash pool. Prior to closing in mid-2018, AWI intends to repatriate most of the foreign cash held in local banks and forgive any outstanding cash pool balances.  Cash and cash equivalents of Discontinued Operations reflected on the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2017 reflects the net outstanding cash balances of the EMEA and Pacific Rim Segments of $13.1 million.

Foreign unremitted earnings that are repatriated to the U.S. are subject to U.S. income or foreign withholding taxes.  However, the Pro Forma Adjustments exclude the impact of any potential U.S. income or foreign withholding taxes.  Due to the uncertainty related to the amount and timing of such repatriated cash, it is not practicable for us to calculate the Pro Forma tax effects on our Unaudited Pro Forma Consolidated Financial Statements.

The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2017 also exclude all net proceeds expected to be received from the sale of our EMEA and Pacific Rim segments to Knauf International GmbH.